Leases - Cash Flow (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Cash paid for amounts included in the measurement of liabilities
Operating cash flows from operating and finance leases	$ 82,366
Finance cash flows from finance leases	7,632
ROU assets obtained in exchange for lease obligations (net of early terminations)
Operating leases	16,000
Finance leases	$ 9,441